Exhibit 99.1

GW Pharmaceuticals Shareholders Approve Acquisition by Jazz Pharmaceuticals

LONDON and DUBLIN, April 23, 2021 – GW Pharmaceuticals plc (Nasdaq: GWPH) (GW) and Jazz Pharmaceuticals plc (Nasdaq: JAZZ) (Jazz) today announced that GW’s shareholders voted to approve the acquisition of GW by a subsidiary of Jazz (or its nominee(s)) at the GW shareholder meetings held today. The proposals required to be approved by GW’s shareholders in order to complete the acquisition were each approved. In addition, the non-binding, advisory proposal to approve certain compensation arrangements for GW’s named executive officers was approved. Detailed information regarding the results will be made available by GW in a filing with the U.S. Securities and Exchange Commission (SEC).

All shareholder and regulatory approvals required for the acquisition have now been obtained. Completion of the acquisition remains subject to the sanction by the High Court of Justice of England and Wales (Court) and other customary closing conditions. The Court hearing to sanction the acquisition is currently scheduled for May 5, 2021, and the completion of the acquisition is expected to occur shortly thereafter.

About GW Pharmaceuticals plc

Founded in 1998, GW is a biopharmaceutical company focused on discovering, developing and commercializing novel therapeutics from its proprietary cannabinoid product platform in a broad range of disease areas. The Company’s lead product, EPIDIOLEX® (cannabidiol) oral solution, is commercialized in the U.S. by its U.S. subsidiary Greenwich Biosciences for the treatment of seizures associated with Lennox Gastaut syndrome (LGS), Dravet syndrome, or tuberous sclerosis complex (TSC) in patients one year of age and older. This product has received approval in the European Union under the tradename EPIDYOLEX® for the adjunctive treatment of seizures associated with LGS or Dravet syndrome in conjunction with clobazam in patients two years and older and for adjunctive use to treat seizures associated with TSC, in patients two years of age and older. The Company has a deep pipeline of additional cannabinoid product candidates, in particular nabiximols, for which the Company is advancing multiple late-stage clinical programs in order to seek FDA approval in the treatment of spasticity associated with multiple sclerosis and spinal cord injury. The Company has additional cannabinoid product candidates in clinical trials for autism and schizophrenia.

About Jazz Pharmaceuticals plc

Jazz Pharmaceuticals plc (Nasdaq: JAZZ) is a global biopharmaceutical company dedicated to developing and commercializing life-changing medicines that transform the lives of patients with serious diseases — often with limited or no options. We have a diverse portfolio of marketed medicines and novel product candidates, from early- to late-stage development, in key therapeutic areas. Our focus is in neuroscience, including sleep and movement disorders, and in oncology, including hematologic malignancies and solid tumors. We actively explore new options for patients including novel compounds, small molecule advancements, biologics and innovative delivery technologies. Jazz is headquartered in Dublin, Ireland and has employees around the globe, serving patients in more than 90 countries. For more information, please visit www.jazzpharmaceuticals.com.

GW Pharmaceuticals Media Contacts:

US: Kristen Cardillo, Vice President, Corporate Communication

kcardillo@gwpharm.com +1 760 579 6628

UK: Ben Atwell, FTI Consulting

London ben.atwell@fticonsulting.com +44 (0)20 3727 1000

GW Pharmaceuticals Investor Contact:

Scott Giacobello, Chief Financial Officer

sgiacobello@gwpharm.com +1 (760) 795 2200

Jazz Pharmaceuticals Media Contact:

Jacqueline Kirby, Vice President, Corporate Affairs & Government Relations

Ireland +353 1 697 2141

U.S. +1 215 867 4910

Jazz Pharmaceuticals Investor Contact:

Andrea N. Flynn, Ph.D., Vice President, Head, Investor Relations

Ireland +353 1 634 7887

U.S. +1 650 496 2717

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding GW and Jazz including, but not limited to, statements related to the proposed acquisition of GW and the anticipated timing for the completion thereof; statements regarding the expectations and beliefs of the board of directors of GW, GW management, the board of directors of Jazz or Jazz management and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond GW’s or Jazz’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with GW’s and Jazz’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including: risks and uncertainties related to the sanction of the Court and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the acquisition; risks related to diverting the attention of GW and Jazz management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the acquisition, including resulting expense or delay; the risk that GW’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW’s or the combined company’s dependence on the successful commercialization of Epidiolex or Epidyolex (the trade name for Epidiolex in Europe) and the uncertain market potential of Epidiolex/Epidyolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW or Jazz may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW or the combined company may be unable to obtain regulatory approvals of any product candidates, including nabiximols and Epidiolex/Epidyolex for additional indications, in a timely manner or at all; disruption from the acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees, distributors, suppliers or other third parties; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz ordinary shares, GW American depositary shares or GW ordinary shares; the possibility that, if Jazz does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz ordinary shares could decline; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting GW and Jazz, including those described from time to time under the caption “Risk Factors” and elsewhere in GW’s and Jazz’s SEC filings and reports, including GW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, GW’s definitive proxy statement filed with the SEC on March 15, 2021 and future filings and reports by either company. In addition, while GW and Jazz expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which GW or Jazz are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers of this announcement are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this announcement are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by GW or Jazz on their respective websites or otherwise. Except as otherwise required by law, neither GW nor Jazz undertakes any obligation, and each expressly disclaims any obligation, to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.